RIVER CANYON TOTAL RETURN BOND FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated March 25, 2022

to the Prospectus and Statement of Additional Information

dated January 28, 2022

The following changes are being made to the Prospectus and Statement of Additional Information (“SAI”) of the River Canyon Total Return Bond Fund (the “Fund”).

The information identifying the Fund’s portfolio manager on page 4 of the prospectus in the subsection entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

Todd Lemkin

Portfolio Manager

Length of Service: Since March 2022

Sam Reid

Portfolio Manager

Length of Service: Since March 2022

The biographical information of the Fund’s portfolio manager on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Todd Lemkin

Partner and Chief Investment Officer

River Canyon Total Return Bond Fund

Todd Lemkin is a Partner and the Chief Investment Officer of Canyon Capital. Mr. Lemkin joined Canyon in 2003 as an Analyst at the firm. He was named Managing Director in 2007, Senior Portfolio Manager in 2010, Partner in 2012 and Co-Chief Investment Officer of Corporate Investments in 2017. Mr. Lemkin was named Chief Investment Officer in 2020. Mr. Lemkin directs and manages the efforts of Canyon’s portfolio team to develop, analyze, and implement investment ideas across the Firm’s global platform. Mr. Lemkin has extensive investment expertise across the cable, media, telecom, satellite, industrials, real estate, gaming and packaging sectors. Mr. Lemkin has also previously focused on Canyon’s European investment effort and the Firm’s London office. Prior to joining Canyon in 2003, Mr. Lemkin was with Scoggin Capital Management in New York, where he focused on analyzing securities of distressed and bankrupt companies. Mr. Lemkin was also an Investment Banker in the Healthcare Group of Banc of America Securities and the Mergers & Acquisitions Group of Lehman Brothers. Mr. Lemkin is a member of the Board of Governors at Cedar Sinai Hospital. Mr. Lemkin is a graduate of the University of California, Berkeley (B.A., English).

Sam Reid

Partner and Head Debt Trader

River Canyon Total Return Bond Fund

Sam Reid is a Partner and the Head Debt Trader of Canyon Capital. Mr. Reid joined Canyon in 2008 as a Fixed Income Trader. He was named Senior Vice President in 2013, Managing Director in 2017 and Partner in 2021. Mr. Reid’s primary focus is to oversee trading activity in credit market investments. Prior to joining Canyon, Mr. Reid was a sell-side High Yield Credit trader at JPMorgan Chase for seven years, where he traded CDS and high yield bonds in both a market making and proprietary trading capacity. Mr. Reid is a graduate of Georgetown University (dual B.S., International Business and Finance). Mr. Reid is a CFA® charterholder.

The Portfolio Manager Holdings section on page 39 of the SAI is deleted in its entirety and replaced with the following:

The following table indicates for the Fund the dollar range of shares beneficially owned by the portfolio managers as of February 28, 2022.

Dollar Range of Shares in the Fund
			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	Over
Individual	Title	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Todd Lemkin	Partner and Chief Investment Officer	X
Sam Reid	Partner and Head Debt Trader	X

The tables in the Other Portfolio Manager Information section on page 40 of the SAI are deleted in their entirety and replaced with the following:

The following tables indicate the number of accounts and assets under management (in millions) for each type of account for the portfolio managers as of February 28, 2022.

Todd Lemkin, Partner and Chief Investment Officer:

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	2	0	$57.7	$0
Other Pooled Investment Vehicles	17	15	$13,486.5	$13,357.5
Other Accounts	0	0	$0	$0
Total	19	15	$13,544.2	$13,357.5

Sam Reid, Partner and Head Debt Trader:

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	$0	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	0	0	$0	$0
Total	0	0	$0	$0

The “Portfolio Manager Compensation” section on page 40 of the SAI is deleted in its entirety and replaced with the following:

Portfolio Manager Compensation

The Adviser compensates the portfolio managers for their management of the Fund. River Canyon portfolio managers are compensated through a variety of components and their compensation may vary from year to year based on a number of factors. The portfolio managers may receive all or some combination of salary, annual discretionary bonus, and interests in the carried interest in certain of Canyon’s funds.

Managing Partners are compensated by salary and ownership/division of the profits of the firm, which includes River Canyon’s parent company, Canyon Capital Advisors, LLC. Employees are compensated by salary plus discretionary bonus. The firm has established an Equity Plan for certain investment professionals and members of senior management who have been named partners, including Mr. Lemkin and Mr. Reid. Participants will generally receive a share of the net income of the firm, including that of River Canyon. There are currently 15 partners. Partners generally receive 75% of their share of the firm’s net income in the relevant year, and the remaining 25% vests two years later. Participants also have the right to participate in the proceeds of any capital event. No capital event is currently contemplated.

Overall compensation is tied to several factors, including individual performance and the firm’s performance. Senior employees participate in the firm’s long term incentive program, a deferred compensation program in which a portion of compensation vests over three years and is paid at the end of five years. Returns on deferred compensation are linked to the performance of certain funds advised by Canyon.

This Supplement and the Prospectus should be retained for future reference.